Pinnacle Foods Wells Fargo 2010 Consumer Conference September 30, 2010 Exhibit 99.1

Forward-Looking Statements and GAAP Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved.  Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made.  Pinnacle Foods Finance LLC (“Pinnacle
Foods,” “Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” “Adjusted EBITDA”
and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP.” These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:
• exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
• adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including EBITDA, Adjusted EBITDA and
Consolidated EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures.  In addition, the Company’s measurements of Consolidated EBITDA are based on definitions of EBITDA included in certain of the Company’s debt agreements and, as a result, may not be comparable to those of other companies.

3 To become a leading publicly-owned food company by creating a compelling investment opportunity through the strength of our brands and people.

Key Investment Highlights
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration across most categories
• Improved health and nutrition profile with Birds Eye acquisition
• Successful history of brand innovation and renovation

BIRDS EYE / Birds Eye Steamfresh	✔
vlasic	✔
Duncan Hines	
Aunt Jemima	✔
Van de Kamp's / Mrs. Paul's	
BIRDS EYE / Voila!	
Aunt Jemima	
LOG CABIN / Mrs. Butter-worth's	✔
ARMOUR / Nalley / Brooks	
Lender's	
HUNGRY-MAN / Swanson	
Celeste	

✔

Pinnacle

Category Segments Major Brands
Market
Position
IRI Market
Share
Frozen Vegetables #1 26.6
Shelf-Stable Pickles, Peppers and Relish #1 18.8
Baking Mixes and Frostings #2 17.2
Frozen Waffles, Pancakes and French Toast¹
#2 15.1
Frozen Prepared Seafood²
#2 19.2
Frozen Complete Bagged Meals³
#2 23.7
Frozen Breakfast Entrées / Savory Handhelds #2 8.7
Table Syrups²
#2 18.2
Canned Meat
2,4
#3 9.4
Bagels #3 7.9
Single-Serve Frozen Dinners and Entrées²
#4 8.7
Frozen Pizza-for-One #4 9.9
Iconic, Leading Brand Equities
(52-Weeks Ending August 2010)
Pinnacle holds the #1 or #2 market position in 8 of the 12 major category segments
1. Aunt Jemima holds #1 share in frozen pancakes and French toast.
2. Combined market position among branded players.
3. Birds Eye Voila! holds the #1 market position in the value sub-segment of frozen complete bagged meals.
4. Armour holds #1 market position in the Vienna sausage, potted meat and sliced beef segments.
Categories with above average private label penetration

HUNGRY-MAN
Classic Fried Chicken
CLASSIC FRIED CHICKEN
HUNGRY-MAN
LOG CABIN
ALL NATURAL
HUNGRY-MAN
PUB FAVORITES
Duncan Hines
Chocolate
Aunt Jemima
NEW!
CONFETTI
PANCAKES
Duncan Hines
Caramel
Duncan Hines
Glazes
Duncan Hines
Glazes
Duncan Hines
Chocolate
Brownie
Duncan Hines
California
Walnut
DECADENT
Mrs. Paul's
CRUNCHY FISH STICKS
44
Van de Kamp's
Crunchy Fish Sticks
44
Duncan Hines
New!
Triple Chocolate Chunk
LOG CABIN
Original
Voila!
BIRDS EYE
Steamfresh
NEW!
LIGHTLY SAUCED
BIRDS EYE
Steamfresh
NEW!

Pinnacle

6 Product Improvements Seafood: Whole Fish Fillets Log Cabin: No HFCS Duncan Hines: Whole Grain Muffins Brand Renovation and Innovation are Important Growth Drivers Updated Packaging New Products

Key Investment Highlights
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration across most categories
• Improved health and nutrition profile with Birds Eye acquisition
• Successful history of brand innovation and renovation
• Portfolio diversification
• Participation in a broad set of categories
• Limited input cost concentration
• Scale where needed – 5
th
largest frozen food company

Duncan Hines
vlasic
ARMOUR
Mrs. Butter-worth's
LOG CABIN
Van de Kamp's
Mrs. Paul's
Aunt Jemima
HUNGRY-MAN
BIRDS EYE
Voila!
BIRDS EYE
BIRDS EYE
Steamfresh

Pinnacle

Participation in a Broad Set of Categories
Snacks 4%
3%
Private Label
7%
4%
6%
5%
20%
Canada 3%
Other 5%
5%
6%
9%
11%
Other 5%
Foodservice 7%
___________________________
Note: LTM as of 6/27/10.
Duncan Hines Grocery Division
Birds Eye Frozen Division
Specialty Foods Division

Nestlé

ConAgra Foods

Unilever

Heinz

Pinnacle

General Mills

Schwan's

Tyson

Kellogg's

Sara Lee

Pinnacle

Pinnacle Now Ranks Fifth in Frozen
$ Share
16.9
5.3
4.9
4.6
4.1
3.8
2.9
2.4
2.0
1.7
$ Retail
Sales
$5,405MM
$1,706MM
$1,551MM
$1,467MM
$1,321MM
$1,219MM
$938MM
$769MM
$633MM
$542MM
Source: Symphony IRI InfoScan Reviews: Total Frozen Categories; Total US Food; 52 weeks ending June 13, 2010

Key Investment Highlights
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration across most categories
• Improved health and nutrition profile with Birds Eye acquisition
• Successful history of brand innovation and renovation
• Portfolio diversification
• Participation in a broad set of categories
• Limited input cost concentration
• Scale where needed – 5
th
largest frozen food company
• Nimble, responsive organization
• Experienced senior team
• Management alignment to value creation
• Speed – Birds Eye integration

Pinnacle
FOODS FINANCE LLC

BIRDS EYE
COMSTOCK
vlasic
HUNGRY-MAN
NEW!
BIRDS EYE
Steamfresh
ARMOUR
Potted Meat
Duncan Hines
Celeste
Van de Kamp's
WILDERNESS
Voila!
Pinnacle
Pinnacle
Pinnacle

Birds Eye Integration

New & Improved!

Pinnacle Foods Finance LLC + Birds Eye Foods

Pinnacle Foods Finance LLC

Ideal Addition to the
Pinnacle Portfolio
Iconic brand with #1 market
position in $2.3B frozen
vegetable category
Products well aligned with
current consumer
preferences: health &
nutrition, quality and
convenience
Successful history of
innovation and new product
development
Improves Operating
Capabilities of
Both Businesses
Combination results in
diversified scale player with
leading EBITDA
margins…Pinnacle is now
the 5th largest manufacturer
in frozen food
Combined portfolio
enhances retail coverage,
especially within frozen food
segment
Achievable
Integration / Synergies
The combination will deliver
strong synergies
Similar business lines, sales
coverage, and information
systems enhance integration
Birds Eye Acquisition

SEPTEMBER 2010 | www.RFFmag.com
Refrigerated & Frozen Foods
BUSINESS AND TECHNOLOGY SOLUTIONS FOR COLD CHAIN PROFESSIONALS
Frozen Food Processor of the Year
Pinnacle Foods Group
Outstanding in the field

Pinnacle

13 Pinnacle Named Frozen Food Processor of the Year

Birds Eye Integration Complete; Synergies
Continue Ahead of Plan
• Management has increased estimated synergies as a result of the Birds Eye acquisition to $50 million, up from $45 million
• Substantially all of the actions have been implemented to achieve full synergy amount during FY 2011
• Half of the annual savings will be realized in FY 2010 and the full annual savings to be realized in FY 2011
• The closing of Birds Eye’s Rochester Headquarters substantially completed in Q3 2010
• The Company has fully deployed the One Order, One Invoice, One Truck combined distribution strategy in both the dry and frozen categories
• Procurement functions have been integrated and are leveraging the business’
combined scale
• Administrative functions have been successfully integrated into the Company’s new
Cherry Hill, NJ facility

Financial Performance

1
st
Half (1H) 2010 Business Update
• Strong 1H results with Management EBITDA up 19% y-o-y to $222 million
(1)
• Cash Flow from operations of $153 million generated in the first 6 months of 2010
• Gross Margin +330 bps from favorable product mix,  beneficial movement in commodity prices and productivity initiatives
(2)
• Net Leverage has declined from 6.0x at the time of the Birds Eye transaction to 5.6x as of Q2 2010
• Net Sales decline of 3.6% in 1H 2010 vs. 1H 2009 was driven by the Company’s continued efforts to deemphasize Private Label and Foodservice offerings, its announced discontinuation of Birds Eye's
Steamfresh Meals, and a tough trading environment
• North American Retail sales were approximately flat in 1H 2010 vs. 1H 2009
• At the end of 1H the Company had $143 million of cash which will be partially used to fund typical seasonal working capital needs in the third quarter
• Given its strong cash position, the Company does not anticipate any revolver draw in 2010
• Refinanced debt (replaced Term Loan C with $442MM Term Loan D and $400MM 8.25% Senior
Notes)
• Leverage neutral transaction with reduction in overall cost of capital
• Term Loan D applicable margin 150bps lower than Term Loan C
• Enhanced current debt maturity profile (New Senior Notes due September 2017)
___________________________
1. Before variable product contribution from exited businesses of $3.8mm and estimated synergies associated with the Birds Eye Acquisition of $18.1mm.
2. After adjusting actual results for adjustments per Senior Credit Facility and Bond Indenture

1H Financial Summary
___________________________
1. Pro forma for Birds Eye acquisition.
Actual Actual
H1 H1
($s in millions) 2009
(1)
2010
(2)
$ %
Net Sales 1,278 $     1,233 $     (46) $         -3.6%
% Growth
COPS 982           935          47             4.8%
% Net Sales 76.8% 75.9%
Advertising and Consumer 45            37            8              17.3%
% Net Sales 3.5% 3.0%
SG&A and other 113           128          (15)            -13.3%
% Net Sales 8.9% 10.4%
EBIT 138           133          (6)             -4.1%
% Net Sales 10.8% 10.8%
Depreciation & Amortization 44            39            (5)             -11.6%
Reported EBITDA 182           171          (11)            -5.9%
% Net Sales 14.2% 13.9%
Adjusted EBITDA 187           222          35             18.5%
% Net Sales 14.7% 18.0%
Reported EBITDA 182           171
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 1              28
Non-recurring items 4              20
Other adjustment items 1              2
Subtotal - Adjusted EBITDA 187           222          35 $          18.5%
Variable product contribution from exited businesses 10            3
Estimated synergies associated with the Birds Eye acquisition -           18
Consolidated EBITDA (per Senior Credit Facility and Bond Indentures) 197 $        243 $        46 $          23.6%
Variance to Prior Year

vlasic

ARMOUR

Aunt Jemima

LOG CABIN

Mrs. Butter-worth's

BIRDS EYE

Mrs. Paul's

Lender's

Van de Kamp's

OPEN PIT

Celeste

Duncan Hines

BIRDS EYE Steamfresh

BIRDS EYE Voila!

COMSTOCK WILDERNESS

Brooks

HUNGRY-MAN

Tim's

Swanson

Nalley

Snyder

Pinnacle

Key Investment Highlights
Successful History
of Brand
Renovation and
Product
Innovation
Proven
Management
Team
Continued
Strong
Financial
Performance
Strong
Customer
Relationships
Increase in
Estimated
Synergies to
$50mm
Proven Brand
Equities
Birds Eye
Integration
Successfully
Completed
High Recurring
Cash Flow